FORWARD FUNDS

Supplement dated February 29, 2012

to the

Forward Funds Investor Class and Institutional Class Prospectus (“No-Load Prospectus”) and Forward

Funds Class A, Class B, Class C and Class M Prospectus (“Load Prospectus”)

each dated May 1, 2011, as supplemented

IMPORTANT NOTICE REGARDING CHANGE IN PRINCIPAL INVESTMENT

STRATEGIES, ADDITION OF PRINCIPAL RISKS, AND CHANGE OF BENCHMARK INDEX

The following information applies to the Forward Income Allocation Fund (the “Fund”) only:

Change to Principal Investment Strategy

Effective May 1, 2012, the first two sentences of the section titled “Principal Investment Strategy” on page 52 of the No-Load Prospectus and page 54 of the Load Prospectus shall be replaced to read as follows:

The Fund is a “fund of funds” that primarily invests in a combination of other Forward Funds (“Underlying Funds”), including the following types of Underlying Funds: U.S. fixed-income, international fixed-income, money market, U.S. equity, frontier and emerging market, global real estate, infrastructure, dividend-oriented strategies, preferred securities, and international equity. The Fund’s equity investments will focus principally on income producing equity securities. The Fund’s advisor, Forward Management, LLC (“Forward Management” or the “Advisor”), uses an asset allocation strategy designed to provide income to investors with a lower risk tolerance by allocating the Fund’s investments to income producing assets that are exhibiting a statistically higher yield relative to other income producing assets while also managing the volatility of the Fund. The Fund’s volatility is expected to be similar to the volatility of the Income Allocation Blended Index, which consists of 85% Barclays Capital Global Aggregate Bond Index and 15% MSCI All Country World Index.

Addition of Principal Risks

Effective May 1, 2012, the following principal risks shall be added to the section titled “Principal Risks” on pages 52-53 of the No-Load Prospectus and pages 54-55 of the Load Prospectus:

Borrowing: Borrowing for investment purposes creates leverage, which will exaggerate the effect of any increase or decrease in the market price of securities in the Fund’s portfolio on the Fund’s net asset value and, therefore, may increase the volatility of the Fund. Money borrowed will be subject to interest and other costs (that may include commitment fees and/or the cost of maintaining minimum average balances). These costs may exceed the gain on securities purchased with borrowed funds. Increased operating costs, including the financing cost associated with any leverage, may reduce the Fund’s total return. Unless the income and capital appreciation, if any, on securities acquired with borrowed funds exceed the cost of borrowing, the use of leverage will diminish the investment performance of the Fund.

Currency Transactions: A security denominated in a foreign currency will fluctuate if there is a change in currency exchange rates or exchange control regulations, and adverse fluctuations will reduce the value of the Fund’s shares. Conversion between currencies can result in additional costs for the Fund and conversion may be limited by certain foreign countries. Fund managers are authorized to hedge against currency risks but are not required to do so.

Depositary Receipts: Investments in depositary receipts involve risks similar to those accompanying direct investments in foreign securities. In addition, there is risk involved in investing in unsponsored depositary receipts, as there may be less information available about the underlying issuer than there is about an issuer of sponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than those of sponsored depositary receipts.

Emerging Market and Frontier Market Securities: Emerging market and frontier market securities present greater investment risks than investing in the securities of U.S. companies. These risks include a greater likelihood of economic, political or social instability, less liquid and more volatile stock markets, foreign exchange controls, a lack of government regulation and different legal systems, and immature economic structures.

Equity Securities: The risks associated with investing in equity securities of companies include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

Exchange-Traded Funds (“ETFs”): The risks associated with investing in the Fund are closely related to the risks associated with the securities and other investments held by the ETFs in which the Fund may invest. The value of the Fund’s investment will fluctuate in response to the performance of the ETFs owned by the Fund, and the Fund’s shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying the Fund’s expenses. References to the “Fund” in these risks include the Fund or underlying ETF, as applicable.

Foreign Securities: Foreign securities present greater investment risks than investing in the securities of U.S. companies. These risks include unstable political, social and economic conditions, greater illiquidity and volatility, currency exchange rate fluctuations, foreign exchange controls, different laws and legal systems, and less availability of information about issuers.

Hedging: The Fund’s hedging activities, although designed to help offset negative movements in the markets for the Fund’s investments, will not always be successful. Moreover, hedging can cause the Fund to lose money and can reduce the opportunity for gain.

Infrastructure-Related Investment: Infrastructure-related entities are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, and the effects of energy conservation policies.

Municipal Bonds: Interest rates on tax-exempt municipal bonds are generally lower than taxable bonds. If tax-exempt shareholders invest in the Fund they would not obtain any benefit from the potential to receive tax-exempt dividends, and the return on their investment may be lower than an investment in another fund that does not invest in tax-exempt municipal obligations. In addition, since the Fund invests less than 50% of its total assets in federally tax-exempt municipal bonds, no portion of the Fund’s distributions will be designated as tax-exempt dividends.

Overseas Exchanges: The Fund may engage in transactions on a number of overseas stock exchanges, which may pose increased risk to the Fund and result in delays in obtaining accurate information on the value of securities. In addition, the Fund may engage in transactions in the stock markets of emerging market countries, which in general have stock markets that are less liquid, smaller and less regulated than many of the developed country stock markets.

Real Estate Securities and REITs: The Fund is subject to risks related to investment in real estate investment trusts or “REITs,” including fluctuations in the value of underlying properties, defaults by borrowers or tenants, lack of diversification, heavy cash flow dependency, self-liquidation, and potential failure to qualify for tax-free pass through of income and exemption from registration as an investment company. In addition, the Fund is subject to the risks associated with the direct ownership of real estate, including fluctuations in value due to general and local economic conditions, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants, increases in interest rates and defaults by borrowers or tenants.

Repurchase Agreements: Repurchase agreements involve the risk that a seller will become subject to bankruptcy or other insolvency proceedings or fail to repurchase a security from the Fund. In such situations, the Fund may incur losses including as a result of (a) a possible decline in value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) a possible lack of access to income on the underlying security during this period, and (c) expenses of enforcing its rights.

Restricted and Illiquid Securities: Certain securities generally trade in lower volume and may be less liquid than securities of large established companies. If a security is illiquid, the Fund may not be able to sell the security at a time when Forward Management and/or the Fund’s sub-advisor might wish to sell, which means that the Fund could lose money. In addition, the security could have the effect of decreasing the overall level of the Fund’s liquidity. Certain restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be treated as liquid even though they may be less liquid than registered securities traded on established secondary markets.

Short Sales: While short sales can be used to further the Fund’s investment objective, under certain market conditions they can increase the volatility of the Fund and may lower the Fund’s return or result in losses, which potentially may be unlimited. The Fund may not be able to close out a short position at an acceptable time or price because it has to borrow the securities to effect the short sale and, if the lender demands that the securities be returned, the Fund must deliver them promptly, either by borrowing from another lender or buying the securities in the open market. Because of the leveraging aspect of short selling (i.e., borrowing securities for the purpose of selling them to another party), adverse changes in the value of securities sold short can result in losses greater than the proceeds obtained by the Fund in the short sale, and may cause the Fund’s share price to be volatile.

Tax Reform: Changes or proposed changes in federal tax laws could impact the value of the debt securities of municipal issuers that the Fund may purchase. Also, the failure or possible failure of such debt issuances to qualify for tax exempt treatment may cause the prices of such municipal securities to decline, possibly adversely affecting the value of the Fund’s portfolio, and such a failure could also result in additional taxable income to the Fund and/or shareholders.

Effective May 1, 2012, the information concerning the Fund’s principal and non-principal risks contained in the table in the section titled “Discussion of Principal and Non-Principal Risks” on pages 105-06 of the No-Load Prospectus and pages 100-01 of the Load Prospectus shall be replaced to read as follows:

RISKS:	Forward Income Allocation Fund(1)
Allocation	P
Banking and Financial Services	N/A
Borrowing	P
Cash and Cash Equivalents	N/A
Commodity Sector	N/A
Concentration	N/A
Currency Transactions	P
Debt Securities	P
Depositary Receipts	P
Derivatives	P
Emerging Market and Frontier Market Securities	P
Equity Securities	P
Exchange-Traded Funds	P
Exchange-Traded Notes	N/A
Foreign Securities	P
Government-Sponsored Enterprises	P
Growth Stocks	N/A
Hedging	P
Infrastructure-Related Investment	P
Liquidity Risk	P
Lower-Rated Debt Securities	P
Mortgage-Related and Other Asset- Backed Securities	P
Multi-Manager	NP
Municipal Bonds	P
No Operating History	N/A
Non-Diversification	N/A
Overseas Exchanges	P
Portfolio Turnover	NP
Real Estate Securities and REITs	P
Repurchase Agreements	P
Restricted and Illiquid Securities	P
Securities Issued by Other Investment Companies	P

RISKS:	Forward Income Allocation Fund(1)
Short Sales	P
Small and Medium Capitalization Stocks	N/A
Subsidiary	N/A
Tax	P
Tax Reform	P
Value Stocks	NP

P = Principal Risk

NP = Non-Principal Risk

N/A = Not Applicable

(1)	The Fund is a “fund of funds” that primarily invests in a combination of Underlying Funds. With the exception of “Allocation” risk and “Securities Issued by Other Investment Companies” risk which are direct principal risks of the Fund, any risks set forth in the chart above with respect to the Fund are risks of the Underlying Funds, which in the aggregate also constitute risks of the Fund by virtue of its investment in the Underlying Funds.

Change of Benchmark Index

Effective May 1, 2012, the benchmark index for the Fund will be the Income Allocation Blended Index (85% Barclays Capital Global Aggregate Bond Index/15% MSCI All Country World Index). Accordingly, the following paragraph shall be added after the first paragraph under the heading “Performance Information” on page 53 of the No-Load Prospectus and page 55 of the Load Prospectus:

Effective May 1, 2012, the Income Allocation Blended Index (85% Barclays Capital Global Aggregate Bond Index/15% MSCI All Country World Index) replaced the Barclays Capital U.S. Aggregate Bond Index as the Fund’s benchmark. Forward Management made this recommendation to the Fund’s Board because the new index more closely aligns to the Fund’s investment strategies. Information on both indexes will be shown below for at least a one-year transition period. In the future, however, only the Income Allocation Blended Index (85% Barclays Capital Global Aggregate Bond Index/15% MSCI All Country World Index) will be shown.

Additionally, the “Average Annual Total Returns” table on page 53 of the No-Load Prospectus and page 56 of the Load Prospectus is supplemented with the following information, for the period ended December 31, 2010:

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Income Allocation Blended Index (85% Barclays Capital Global Aggregate Bond Index/15% MSCI All Country World Index)	6.86%	6.48%	6.48%	6.50%
Barclays Capital Global Aggregate Bond Index	5.54%	6.66%	6.74%	6.76%
MSCI All Country World Index	13.21%	3.98%	3.69%	3.71%

Also, the following descriptions of market indices shall be added to the Appendix on pages 192-193 of the No-Load Prospectus and pages 190-191 of the Load Prospectus:

Barclays Capital Global Aggregate Bond Index: The Barclays Capital Global Aggregate Bond Index represents a market-weighted index of global government, government-related, corporate and securitized fixed-income investments.

Income Allocation Blended Index (85% Barclays Capital Global Aggregate Bond Index and 15% MSCI All Country World Index): The Income Allocation Blended Index is a hypothetical index constructed by Forward Management, which consists of 85% Barclays Capital Global Aggregate Bond Index and 15% MSCI All Country World Index.

MSCI All Country World Index: The MSCI All Country World Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, including the United States.

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SUPP INC ALL PRO 02292012